                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          Sheffield Steel Corporation
               (Name of Registrant as Specified In Its Charter)

                          Sheffield Steel Corporation
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
     ______________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ______________________________________________________________

3)  Per unit price or other underlying value of transaction computed pursuant to
Exchange Act   Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):____________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ______________________________________________________________

5)  Total fee paid:  ___________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

   1)  Amount previously paid: ______________________________________

   2)  Form, Schedule or Registration Statement No: _____________________

   3)  Filing Party: ________________________________________________

   4)  Date Filed: _________________________________________________

July 31, 1996



Dear Stockholder,

   You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Sheffield Steel Corporation (the "Company") to be held at 5:00 p.m. on Wednesday, September 4, 1996, at 220 North Jefferson, Sand Springs, Oklahoma.

   At the Annual Meeting, six persons will be elected to the Board of Directors. The Board of Directors recommends the approval of each of these persons. Such other business will be transacted as may properly come before the Annual Meeting.

   The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that will be presented at the Annual Meeting.

   We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card, whether or not you plan to attend the Annual Meeting in person. This will ensure your proper representation at the Annual Meeting.

Sincerely,



Robert W. Ackerman
President and Chief Executive Officer



                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

   SHEFFIELD STEEL CORPORATION
   220 North Jefferson
   Sand Springs, OK  74063
   (918) 245-1335

   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

   To be Held on September 4, 1996


To the Stockholders of Sheffield Steel Corporation:

   NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Sheffield Steel Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, September 4, 1996 at 220 North Jefferson, Sand Springs, Oklahoma, at 5:00 p.m. for the following purposes:

  1. To elect six members to the Board of Directors to hold office until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

  2. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

   The Board of Directors has fixed the close of business on July 31, 1996, as the record date (the "Record Date") for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

   All Stockholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. Holders of record of the Common Stock as of the Record Date who do attend the Annual Meeting and wish to vote in person may revoke their proxies.


BY ORDER OF THE BOARD OF DIRECTORS



Dale S. Okonow
Vice President and Secretary
Sand Springs, Oklahoma
July 31, 1996

                          SHEFFIELD STEEL CORPORATION
                              220 NORTH JEFFERSON
                            SAND SPRINGS, OKLAHOMA
                                 918-245-1335

                        _______________________________

                                PROXY STATEMENT
                        _______________________________

                              GENERAL INFORMATION

   This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Sheffield Steel Corporation, a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 220 North Jefferson, Sand Springs, Oklahoma, on Wednesday, September 4, 1996, at 5:00 p.m., and any adjournments thereof (the "Meeting").

   Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the six nominees for director named herein. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present and wishes to vote by ballot in person at the Meeting may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $ .01 per
share ("Common Stock"), is necessary to constitute a quorum at the Meeting.   No
approval rights exist for any action proposed to be taken at the Meeting.

   The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve each proposal, including the election of directors. With respect to the tabulation of votes on any matter, abstentions are treated as votes against a proposal, while broker non-votes have no effect on the vote.

   The close of business on July 31, 1996 has been fixed as the record date (the "Record Date") for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on July 31, 1996, the Company had 3,375,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers, or employees of the Company. No additional compensation will be paid for such solicitation.

   This Proxy Statement and the accompanying proxy are being mailed on or about July 31, 1996 to all Stockholders entitled to notice of and to vote at the Meeting.

   The Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1996 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

   HMK Enterprises, Inc. ("HMK") currently owns 95% of the issued and outstanding shares of Common Stock. HMK is a Massachusetts-based privately-owned holding company engaged in manufacturing and distribution businesses through two principal operating groups.

   The following table sets forth certain information as of July 1, 1996 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table herein, and all current directors, nominees, and executive officers as a group.

                                           Shares Beneficially Owned (a)(b)
                                          ----------------------------------
Name and Address**                             Number           Percent
- - ----------------------------------------  ----------------  ----------------
 Steven E. Karol                                1,614,397       42.71% (c) (e)
 HMK Enterprises, Inc.
 800 South Street
 Waltham, MA 02154

 Jane M. Karol                                  1,614,397       42.71% (d) (e)
 HMK Enterprises, Inc.
 800 South Street
 Waltham, MA 02154

 Robert W. Ackerman                               286,855 (f)    7.58%
 Sheffield Steel Corporation
 220 N. Jefferson
 Sand Springs, OK 74063

 John F. Lovingfoss                                90,703 (g)    2.40%

 Dale S. Okonow                                    74,078 (h)    1.96%

 Stephen R. Johnson                                25,313 (i)      *

 Howard H. Stevenson                                  -            *

 John D. Lefler                                       -            *

 All current executive officers,                3,705,743 (j)   98.03%
 directors, and nominees of the
 Company as a group (10 persons)


- - --------------------------------------------------------------------------------
*   Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

   (a) The number of shares of Common Stock issued and outstanding on July 1, 1996 was 3,375,000. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at July 1, 1996, plus shares of Common Stock subject to options or warrants held by such person at July 1, 1996 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as otherwise noted.

   (b) Beneficial ownership as reported in the table above has been determined in accordance with Rule 13d-3 under the Exchange Act.

   (c) Of the 1,614,397 shares of Common Stock beneficially owned by Mr. Karol, 11,272 shares or .33%, are owned of record by him. Mr. Karol also owns
       74.7634 shares of the Class A common stock, $1.00 par value, of HMK (the "HMK Class A Common Stock"), which shares constitute 50% of the issued and outstanding shares of HMK Class A Common Stock. Of the 1,614,397 shares of Common Stock beneficially owned by Mr. Karol, 1,603,125 shares, or 47.5%, are deemed to be beneficially owned by Mr. Karol by virtue of his ownership of such shares of HMK Class A Common Stock.

   (d) Of the 1,614,397 shares of Common Stock beneficially owned by Ms. Karol 11,239 shares, or .33%, are owned of record by her. Ms. Karol also owns
       74.7634 shares of HMK Class A Common Stock, which shares constitute 50% of the issued and outstanding shares of HMK Class A Common Stock. Of the 1,614,397 shares of Common Stock beneficially owned by Ms. Karol, 1,603,125 shares, or 47.5%, are deemed to be beneficially owned by Ms. Karol by virtue of her ownership of such shares of HMK Class A Common Stock.

   (e) Each of Steven E. Karol and Jane M. Karol own 74.7634 shares of HMK Class A Common Stock, constituting 50% of the issued and outstanding shares of HMK Class A Common Stock in the aggregate. HMK Class A Common Stock is the only class of voting stock of HMK issued and outstanding. For purposes of determining beneficial ownership of Common Stock as reported in the preceding table, ownership of any class of non-voting stock of HMK has not been included.

   (f) Includes 253,105 shares which Mr. Ackerman may acquire upon the exercise of options within 60 days after July 1, 1996.

   (g) Includes 56,953 shares which Mr. Lovingfoss may acquire upon exercise of options within 60 days after July 1, 1996.

   (h) Includes 56,953 shares which Mr. Okonow may acquire upon exercise of options within 60 days after July, 1, 1996.

   (i) Includes 25,313 shares which Mr. Johnson may acquire upon the exercise of options within 60 days after July 1, 1996.

   (j) Includes an aggregate of 392,324 shares which may be acquired upon the exercise of options within 60 days after July 1, 1996.

                                  MANAGEMENT

DIRECTORS
- - ---------

   The Company's By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's By-Laws, the number of directors is fixed from time to time by the Stockholders or Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

   Pursuant to the Company's By-Laws, the Board of Directors voted (i) to set the size of the Board of Directors at six members and (ii) to nominate Messrs. Karol, Ackerman, Okonow, Stevenson, Lefler and Ms. Jane Karol for election at the Meeting to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

   The names of the Company's current directors, nominees for director and certain information about them are set forth below:

       Name            Age        Position with the Company
- - ------------------     ---  -------------------------------------

Robert W. Ackerman      57  President and Chief Executive Officer
Steven E. Karol         43  Chairman of the Board of Directors
Dale S. Okonow          39  Vice President and Secretary
Jane M. Karol           34  Director
Howard H. Stevenson     55  Director
John D. Lefler          50  Director

   ROBERT W. ACKERMAN. Mr. Ackerman has been President and Chief Executive Officer and a Director since 1992. From 1988 to 1992, Mr. Ackerman was the President and Chief Executive Officer of Lincoln Pulp & Paper Co., Inc. From 1986 to 1988, Mr. Ackerman taught in the Advanced Management Program at the Harvard University Graduate School of Business Administration. Mr. Ackerman serves as a Director of Gulf States Steel, Inc. of Alabama ("Gulf States"), The Baupost Fund, and Atlantic Investment Advisors, Inc.

   STEVEN E. KAROL. Mr. Karol has been a Director of the Company since 1981 and Chairman of the Board of Directors since 1983. Mr. Karol is also President and Chief Executive Officer and Chairman of the Board of HMK Enterprises, Inc. ("HMK"), the parent company of Sheffield Steel Corporation. Mr. Karol also serves as Chairman of the Board of Directors of Gulf States. Mr. Karol is the brother of Jane M. Karol.

   DALE S. OKONOW. Mr. Okonow has been Vice President and Secretary since 1988 and a Director since 1990. Prior to 1988, Mr. Okonow was an associate with the law firm of Proskauer Rose Goetz & Mendelsohn in New York City. Mr. Okonow was Vice President and General Counsel of HMK from 1988 to 1990 and has been a Senior Vice President and Chief Financial Officer of HMK since 1990. Mr. Okonow also serves as Vice-President, Secretary, and a Director of Gulf States.

   JANE M. KAROL. Ms. Karol has been a Director since 1991. Ms. Karol is a Director of HMK. Ms. Karol is also the sister of Steven E. Karol.

   HOWARD H. STEVENSON. Dr. Stevenson has been a Director since 1993. Since 1982, Dr. Stevenson has been Sarofim-Rock Professor of Business Administration at the Harvard University Graduate School of Business Administration. He is also a Senior Associate Dean and Director of Financial and Information Systems for Harvard Business School. Dr. Stevenson also serves as a Director of Camp Dresser & McKee, Landmark Communications, Gulf States, The Baupost Group, Inc., The Baupost Fund, and Bessemer Securities Corporation.

   JOHN D. LEFLER. Mr. Lefler has over 26 years of experience in the steel industry and has been the President and Chief Executive Officer of Gulf States since May 1993. Mr. Lefler has served Gulf States in various management positions since 1986. Prior to joining Gulf States, he worked at USX for more than 18 years in various management positions. Mr. Lefler serves as a Director of Gulf States and First Alabama Bank.

COMMITTEES OF THE BOARD OF DIRECTORS

   MEETING ATTENDANCE. During the fiscal year ended April 30, 1996 there were four meetings of the Board of Directors. Other than Jane M. Karol, all of the directors attended at least 75% of the total meetings of the Board and of committees of the Board on which he or she served during fiscal 1996. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Delaware law.

   AUDIT COMMITTEE. Subsequent to April 30, 1996, the Board of Directors established an Audit Committee which has two members, Mr. Okonow and Mr. Ackerman. The Audit Committee will review the engagement of the Company's independent accountants, review annual financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits. The findings of this committee will be reviewed by the Board of Directors.

   STOCK COMPENSATION COMMITTEE. The Stock Compensation Committee has three members, Mr. Karol, Mr. Okonow and Mr. Ackerman. The Stock Compensation Committee did not meet during fiscal 1996. The Stock Compensation Committee administers the Company's 1993 Employee, Director and Consultant Stock Option Plan. See "1993 Stock Option Plan".

   COMPENSATION COMMITTEE. The Company does not have a standing Compensation Committee. Recommendations concerning salaries and incentive compensation (other than stock options) for employees of the Company (other than Mr. Ackerman) are made by Mr. Ackerman and are reviewed by the Board of Directors. Recommendations concerning Mr. Ackerman's salary and incentive compensation (other than stock options) are made by Mr. Karol and are reviewed by the Board of Directors.

   NOMINATING COMMITTEE. The Company does not have a standing Nominating Committee.

ELECTION AND COMPENSATION OF DIRECTORS

   Ninety-five percent of the outstanding shares of the Company's Common Stock is currently owned by HMK, which is in turn 100% owned by members of the Karol family. Consequently, certain members of the Karol family together beneficially own substantially all of the outstanding shares of the Company's common stock and are able to determine the outcome of all matters required to be submitted to stockholders for approval, including the election of directors. Giving effect to the exercise of all of the Company's outstanding Warrants and exercisable options, HMK owns approximately 79% of the outstanding shares of the Company's Common Stock. See "Share Ownership."

   Dr. Stevenson and Mr. Lefler will receive an annual retainer of $4,000, payable quarterly, and a meeting fee of $1,500 for each meeting of the Board of Directors attended. The Company reimburses ordinary and necessary out-of-pocket expenses incurred by any Director in connection with his or her services. In addition, Directors of the Company are eligible to receive non-qualified stock options under the Company's 1993 Employee, Director and Consultant Stock Option Plan. As of April 30, 1996, no Director had been granted any stock options for services as a Director of the Company.

EXECUTIVE OFFICERS
- - ------------------

   The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

Name                  Age                   Position
- - --------------------  ---  ------------------------------------------
John F. Lovingfoss     58  Vice President-Sales and Marketing
Stephen R. Johnson     44  Vice President and Chief Financial Officer


   JOHN F. LOVINGFOSS. Mr. Lovingfoss has been Vice President-Sales and Marketing since 1984. From 1958 to 1984, Mr. Lovingfoss held various positions with the Company in sales, marketing, and management.

   STEPHEN R. JOHNSON. Mr. Johnson has been Vice President and Chief Financial Officer since February 1996. From 1977 to 1996, Mr. Johnson held various positions with the Company including the position of Vice President-Administration and Treasurer since 1991 and Vice President-MIS and Business Planning since 1984.

                            EXECUTIVE COMPENSATION

   The following Summary Compensation Table includes, for the fiscal year ended 1996, individual compensation information for: (i) the Company's Chief Executive Officer (the "CEO") and (ii) each of the other most highly compensated persons who were serving as executive officers of the Company (other than the CEO) at the end of fiscal 1996 whose salary and bonus earned during fiscal 1996 exceeded $100,000 (collectively, the "named executive officers").

                          SUMMARY COMPENSATION TABLE
                                                                          Long-term
                                                                         Compensation
                                     Fiscal          Annual Compensation   Awards
                                     ------          -------------------  ----------
Name and Principal Position           Year(a)           Salary   Bonus    # Options
- - -----------------------------  ----------------------  --------  -----   ------------
Robert W. Ackerman                    1996             $275,000      -   253,125.000
    President and CEO
John F. Lovingfoss                    1996              150,000      -    56,953.125
    Vice President-Sales
Stephen R. Johnson                    1996              125,000      -     25,312.50
    Vice President and
    Chief Financial Officer

- - -------------------------------------------------------------------------------
 (a) Pursuant to the Instructions to Item 402(b) of Regulation S-K, information with respect to fiscal years prior to fiscal 1996 has not been included.

 OPTION GRANTS IN LAST FISCAL YEAR

   None of the named executive officers were granted stock options during the fiscal year ended April 30, 1996.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

   During the fiscal year ended April 30, 1996 none of the named executive officers exercised stock options and 69,609.375 options were forfeited in the last fiscal year. All of the options remaining are vested and exercisable as of April 30, 1996. The following table provides information regarding the number of exercisable stock options as of April 30, 1996 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock.

                        Number of Securities     Value of the
                             Underlying       Unexercised in-the-
                        Unexercised Options    Money Options at
                         at Fiscal Year End     Fiscal Year End
                        --------------------  --------------------
                            Exercisable         Exercisable (1)
                        --------------------  --------------------
  Robert W. Ackerman             253,105.000            3,317,873
  John F. Lovingfoss              56,953.125              746,580
  Stephen R. Johnson              25,312.500              331,814

(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $20.52, as determined by the performance-based formula prescribed in the non-qualified and incentive agreements entered into pursuant to the 1993 Stock Option Plan.

1993 STOCK OPTION PLAN

   On September 15, 1993, the Board of Directors adopted, and the stockholders of the Company approved, the Company's 1993 Employee, Director and Consultant Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan provides for the grant of incentive stock options to key employees of the Company and non-qualified stock options to key employees, directors and consultants of the Company. A total of 580,000 shares of Common Stock, which would represent approximately 13.4% of the Company's Common Stock on a fully diluted basis, have been reserved for issuance under the Stock Option Plan upon the exercise of options. During the year ended April 30, 1996, 69,609.375 options were forfeited, leaving 405,000 options outstanding at April 30, 1996. The options granted on December 15, 1993, to the named executive officers are incentive stock options and non-qualified stock options and vested on April 30, 1996. The Stock Option Plan is administered by the Stock Compensation Committee of the Board of Directors. There were no stock options exercised during fiscal 1996.

EXECUTIVE INCENTIVE PLAN

   Each of the named executive officers is eligible to receive bonus compensation under the Company's Executive Bonus Plan (the "Incentive Plan"). The Incentive Plan provides that (i) in the event that actual pre-tax profit for any fiscal year equals or exceeds budgeted pre-tax profit for such year, participants in the Incentive Plan will be paid a bonus ranging from 30% to 50% of such participant's base salary and (ii) in the event that actual pre-tax profit for any fiscal year does not meet budgeted pre-tax profit for such year, by less than 20%, the Company's Board of Directors may, at its discretion, (A) establish a bonus pool of up to 20% of the total base pay of all participants in the Incentive Plan and (B) award bonus payments from such bonus pool, if any, to participants in the Incentive Plan. Such bonus payments, if any, are to be based upon (x) the individual performance of such participant, (y) the performance of such participant's department and (z) such participant's contribution to the Company's overall performance. Bonuses, if any, are required to be paid within 90 days after the Company's fiscal year end.

PENSION PLAN

   The Company maintains a retirement plan that is an Internal Revenue Code (the "Code") qualified defined benefit pension plan (the "Pension Plan"). At normal retirement date (age 65 or completion of 30 years of service), a participant is paid a pension equal to the sum of: (a) the product of the participant's years of plan service from September 1, 1981 through December 31, 1984 and 1.25% of his average monthly compensation, determined over the participant's highest five consecutive years; and (b) the product of the participant's years of plan service after January 1, 1985, and .9% of his average monthly compensation as defined above. The normal form of pension is a lifetime annuity with a 50% survivor pension for any surviving spouse. Optional forms of payment are available and are actuarially equivalent to a lifetime annuity without surviving spouse benefits. The Pension Plan also provides for early retirement benefits on an actuarially reduced basis for participants who reach age 55 with at least 10 years of service. Vested retirement benefits are available for participants who are terminated with at least five years of plan service. Although the pension is reduced to the extent of any profit sharing retirement annuity provided by discretionary contributions under the Sheffield Steel Corporation Thrift and Profit Sharing Plan (the "Profit Sharing Plan") no such discretionary contributions have been made to the Profit Sharing Plan.

   Years of service for purposes of the Pension Plan with respect to the named executive officers are as follows: Mr. Ackerman, four years; Mr. Lovingfoss, 37 years; and Mr. Johnson, 18 years.

   The following table shows the projected annual pension benefits payable plan at the normal retirement age of 65:

                   Annual Normal Pension Benefits for Years of Service Shown
         Annual    ---------------------------------------------------------
      Base Salary       15          20          25          30         35
   --------------- ----------- ----------- ----------- ----------- -----------


         $125,000     $16,875     $22,500     $28,125     $33,750    $39,375
          150,000      20,250      27,000      33,750      40,500     47,250
          175,000      23,625      31,500      39,375      47,250     55,125
          200,000      27,000      36,000      45,000      54,000     63,000
          225,000      30,375      40,500      50,625      60,750     70,875
  250,000 and above    31,838      42,451      53,064      63,677     74,290

THRIFT AND PROFIT SHARING PLAN

   The Company's Profit Sharing Plan is a Code-qualified defined contribution plan which permits its employees to elect "after-tax" payroll deductions between 4% and 14% of compensation. The Profit Sharing Plan also provides for additional discretionary contributions by the Company, which would be allocated according to compensation ratios and, to the extent permitted by the Internal Revenue Code, according to compensation in excess of the FICA taxable wage base. Discretionary Company contributions are forfeited by terminated employees with less than five years of service. Discretionary contributions would offset pensions under the Pension Plan described above, but no discretionary Company contributions have been made to the Profit Sharing Plan.

401(K) RETIREMENT PLAN

   Certain divisions of the Company sponsor plans which permit eligible employees of the Company to defer compensation to the extent permitted by
Section 401(k) of the Code (the "Retirement Plan"). The Retirement Plans permit, but do not require, discretionary Company contributions. Total Company contributions for these plans amounted to $188, $57 and $85 in 1994, 1995 and 1996, respectively.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   As of the end of fiscal 1996, HMK owed an aggregate of $2.7 million to the Company. Of that amount, $2.2 million was related to certain tax attributes allocated to the Company pursuant to a Tax Sharing Agreement with HMK. Under that agreement, the receivable will be realized by reducing the future income taxes otherwise payable by the Company to HMK. The remaining $0.5 million relates to the Company's advance of funds to HMK to secure a letter of credit needed for the insurance program of the Company's Joliet facility.

   In September 1992, certain of the Company's officers, directors and members of the Karol family purchased an aggregate of 5% of the issued and outstanding shares of the Company's Common Stock in exchange for an aggregate of $250,000 cash and $1,000,000 in non-recourse promissory notes secured by pledges of such stock. The non-recourse promissory notes evidencing each such shareholders' indebtedness bear simple interest at an annual rate of 7.61% and become due on February 1, 2007 or on such earlier date upon the occurrence of certain events as stated in the notes.

   Each of Robert W. Ackerman, President and Chief Executive Officer and a Director of the Company, John F. Lovingfoss, Vice President-Sales and Marketing of the Company and Douglas E. Brooks, former Vice President-Operations and Human Resources of the Company, purchased 1% of the issued and outstanding shares of the Company's Common Stock in exchange for $50,000 in cash and a non-recourse promissory note with an original principal balance of $200,000. The aggregate amount of indebtedness owed to the Company by each of such individuals as of April 30, 1996 is $255,376 ($200,000 principal amount and $55,376 of accrued interest). The largest amount of indebtedness outstanding during fiscal 1996 for each of Messrs. Ackerman, Lovingfoss and Brooks was $255,376.

   Each of Dale S. Okonow, Vice President, Secretary and a Director of the Company and Janelle H. Stewart, former Controller of the Company, purchased 0.5% of the issued and outstanding shares of the Company's Common Stock in exchange for $25,000 in cash and a non-recourse promissory note with an original principal balance of $100,000. The aggregate amount of indebtedness owed to the Company by each of such individuals as of April 30, 1996 is $127,688 ($100,000 principal amount and $27,688 of accrued interest). The largest amount of indebtedness outstanding during fiscal 1996 for each of Mr. Okonow and Ms. Stewart was $127,688.

   Each of Jane M. Karol, a Director of the Company and Joan L. Karol, mother of each of Jane M. Karol and Steven E. Karol, Directors of the Company, purchased 0.333% of the issued and outstanding shares of the Company's Common Stock in exchange for $16,665 in cash and a non-recourse promissory note with an original principal balance of $66,660. The aggregate amount of indebtedness owed to the Company by each of such individuals as of April 30, 1996 is $85,117 ($66,660 principal amount and $18,457 of accrued interest). The largest amount of indebtedness outstanding during fiscal 1996 for each of Jane M. Karol and Joan
L. Karol was $85,117.

   Steven E. Karol, Chairman of the Board of Directors of the Company, purchased 0.334% of the issued and outstanding shares of the Company's Common Stock in exchange for $16,670 in cash and a non-recourse promissory note with an original principal balance of $66,680. The aggregate amount of indebtedness owed to the Company by Mr. Karol as of April 30, 1996 is $98,528 ($66,680 principal amount and $18,461 of accrued interest). The largest amount of indebtedness outstanding during fiscal 1996 for Mr. Karol was $98,528.

                             ELECTION OF DIRECTORS


NOTICE ITEM 1

   Under the Company's By-Laws, the number of directors is fixed from time to time by the Stockholders, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

   Pursuant to the Company's By-Laws, the Board of Directors on September 4, 1996 voted to nominate Messrs. Karol, Ackerman, Okonow, Stevenson, Lefler, and Ms. Jane Karol for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

                              * * * * * * * * * *

   Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

   The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to elect each nominee as a director.

   THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MESSRS. KAROL, ACKERMAN, OKONOW, STEVENSON, AND LEFLER, AND MS. KAROL AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

NOTICE ITEM 2

   Other Matters

   The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

   Stockholder Proposals

   To be considered for presentation at the Annual Meeting of Stockholders to be held in 1997, Stockholder proposals must be received, marked for the attention of: Vice President and Secretary, Sheffield Steel Corporation, P. O. Box 218,
Sand Springs, Oklahoma   74063, not earlier than January 1, 1997 and not later
than April 30, 1997.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

   By order of the Board of Directors:


   Dale S. Okonow
   Vice President and Secretary

July 31, 1996

                          SHEFFIELD STEEL CORPORATION
                              220 NORTH JEFFERSON
                         SAND SPRINGS, OKLAHOMA 74063

                                     PROXY
                                     -----

                        ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD WEDNESDAY, SEPTEMBER 4, 1996

     The undersigned hereby appoints Robert W. Ackerman and Dale S. Okonow, and either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote as designated below all the shares of capital stock of Sheffield Steel Corporation (the "Company"), held of record by the undersigned on July 31, 1996 at the Annual Meeting of Stockholders to be held on Wednesday, September 4, 1996, at the offices of the Company, located at 220 North Jefferson, Sand Springs, Oklahoma 74063, and any adjournment or adjournments thereof (the "Annual Meeting").

     If you do not plan to attend the meeting, please complete, sign and date the proxy and return it without delay to the Company in the enclosed postage-prepaid envelope. If you do attend the meeting in person, you may withdraw the proxy and vote personally on each matter brought before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THIS PROXY, IF SIGNED ON PAGE 2 HEREOF AND IF NO SPECIFIC DIRECTION IS MADE AS TO ANY OR ALL OF THE PROPOSALS, DIRECTORS, AND WITH AUTHORITY UNDER ITEM 2.
               ----

1.  Election of Directors
    ---------------------

      To elect as Directors of the Company the following six individuals:

                              Robert W. Ackerman
                                 Jane M. Karol
                                Steven E. Karol
                                John D. Lefler
                                Dale S. Okonow
                              Howard H. Stevenson

      Choose one of (a) or (b):

      (a)     FOR all nominees listed.
         ----
      (b)     WITHOUT authority to vote for the following nominees listed above:
         ----

              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

- - ---- and FOR the election of the following persons as Directors of the Company:

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------


2.  General
    -------

      WITH     WITHOUT     authority to act upon such other business as may
          ----        ----

            properly come before the Annual Meeting in the discretion of the Proxies, or either of them.


                                 SIGNATURE
                                 ---------

                                 IF INDIVIDUAL:
                                 -------------


                                 -----------------------------------
                                 Signature of Stockholder


                                 -----------------------------------
                                 Print Name

                                 Date:
                                      ------------------------------


                                 IF ENTITY:
                                 ---------

                                 -----------------------------------
                                 Name of Stockholder


                                 -----------------------------------
                                 Signature of Authorized Person


                                 -----------------------------------
                                 Print Name

                                 Date:
                                      ------------------------------